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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934


                                   January 6, 1998


               -----------------------------------------------
               Date of Report (Date of Earliest Event Reported)


                                IP TIMBERLANDS, LTD.
            (Exact name of Registrant as specified in its charter)

Texas                         1-8859                       13-3259241
---------------        ------------------            --------------------
(State of                  (Commission              (IRS Employer
Incorporation)             File)                    Identification Number)


               Two Manhattanville Road, Purchase, NY  10577
               --------------------------------------------
                 (Address of Principal executive offices)

                               914-397-1500
                              ----------------
                              (Telephone No.)

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                  SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

               N/A

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

               N/A

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

               N/A

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               N/A

ITEM 5.        OTHER EVENTS






ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

               N/A

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Financial Statements:
               N/A

               (b)  Pro Forma Financial Information:

               N/A

               (c)   Exhibits

               (99) Press release dated January 5, 1998 announcing that IP
                    Forest Resources Company (IPFR), managing general partner of IP


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                    Timberlands, Ltd. (IPT), reported that on December 30,
                    1997, West Coast Forest Resources Limited Partnership
                    (WCFR) redeemed IPT's preferred and 1% limited partnership interests, and IPFR's 1% limited partnership interest, in WCFR.

                    As a result, IPT will report a book gain of approximately $120 million in its 1997 financial statements and Class A Unitholders will be allocated approximately $39 million of this gain, or $.84 per Class A Unit, based on their share of the Western region partnership interest sale in March 1996 that gave rise to these partnership interests.

ITEM 8.        CHANGES IN FISCAL YEAR

               N/A




                               Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        IP TIMBERLANDS, LTD.
                                        BY:  IP Forest Resources Company
                                        (Managing General Partner)
                                        (Registrant)



Date: January 6, 1998              /S/ CAROL M. SAMALIN
                                   --------------------
       Purchase, NY                Carol M. Samalin
                                   Assistant Secretary

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                             EXHIBIT INDEX


               EXHIBIT NO.                   EXHIBIT DESCRIPTION
               -----------                   -------------------

                                                  N/A